Investments in Marketable Securities - Summary of Amortized Cost and Fair Values of Marketable Securities, by Remaining Contractual Maturity (Detail) - USD ($) $ in Thousands	Mar. 31, 2017	Dec. 31, 2016
Investments, Debt and Equity Securities [Abstract]
Due in 1 year or less, Amortized Cost	$ 61,372	$ 49,371
Due after 1 year through 4 years, Amortized Cost	16,535	33,800
Amortized Cost	77,907	83,171
Due in 1 year or less, Fair Value	61,356	49,363
Due after 1 year through 4 years, Fair Value	16,512	33,767
Total, Fair Value	$ 77,868	$ 83,130